                                                                  Exhibit 10.25

                                    SUBLEASE
                                    --------


     THIS SUBLEASE ("Sublease") is dated for references purposes only as of September 1, 1999, and is made by and between CENTURA SOFTWARE CORPORATION, a California corporation ("Sublessor"), and BUYINGEDGE.COM INC., a Connecticut corporation ("Sublessee"). Sublessor and Sublessee hereby agree as follows:

     1. Recitals: This Sublease is made with reference to the fact that Westport
        --------
Joint Venture, formerly known as Westport Investments, a California general partnership ("Master Lessor"), as Landlord, and Sublessor, as Tenant, entered that certain lease dated as of October 14, 1996, as amended by that certain Amendment No. 1 to Lease, dated as of January 12, 1998 (collectively, the "Master Lease") with respect to that improved real property containing a two-story building consisting of approximately 48,384 rentable square feet ("Building"), commonly known as 975 Island Drive, Redwood City, California 94065 ("Premises"), as more particularly described in the Master Lease. A copy of the Master Lease is attached hereto as Exhibit "A" and incorporated by reference herein. Approximately 23,472 square feet of the Premises is currently subleased to Nextel of California, Inc. ("Nextel") pursuant to a Sublease dated July 20, 1998 ("Nextel Sublease"). In order to accommodate Nextel's desire to sub-sublease a portion of its premises, Sublessor has agreed to enter into a direct sublease with Sublessee for the portion of the premises which Nextel is relinquishing, with Nextel continuing to sublease the remaining portion of its premises pursuant to the Nextel Sublease, as amended by First Amendment to Sublease of even date herewith ("First Amendment").

     2. Premises: Sublessor hereby subleases to Sublessee, and Sublessee hereby
        --------
subleases from Sublessor, a portion of the Premises, located on the second floor of the Building, consisting of approximately twelve thousand (12,000) rentable square feet ("Subleased Premises"). The parties acknowledge that the Subleased Premises does not include Sublessor's QA lab, which consists of approximately 720 rentable square feet and is located adjacent to the Subleased Premises. The Subleased Premises consists of that portion of the Premises that is being relinquished by Nextel pursuant to the First Amendment to Sublease. Because Nextel and Sublessee have not yet agreed with specificity as to the exact amount of rentable space to be relinquished by Nextel, and, in turn, taken by Sublessee, Sublessor and Sublessee agree that an Addendum to Sublease, in the form attached hereto, shall be entered into when Nextel and Sublessee have so agreed. Until the Addendum is executed by Sublessor and Sublessee, Sublessee shall continue making all rental and other payments due hereunder on the basis of 12,000 square feet of rentable space. In the event that Subleased Premises are agreed to be less than 12,000 square feet of rentable space, Sublessee shall not be entitled to any refund or reimbursement from Sublessor for any sums paid or owing by Sublessee pursuant to this Sublease on the basis of the square footage of the Subleased Premises, including Monthly Base Rent or Additional Rent, for any period prior to the effective date of the Addendum to Sublease. In all events, and irrespective of what Nextel and Sublessee agree, the total rentable square footage of the Subleased Premises and Nextel's premises under the Nextel Sublease (as amended) shall equal 23,472 rentable square feet, and Sublessor shall not be bound by any agreement between Sublessee and Nextel to the contrary.

     3. Term:

        A. Term. The term of this Sublease ("Term") shall be for that period
           ----
consisting of approximately three (3) years, commencing on the date that the Master Lessor consents to this Sublease ("Commencement Date"), and ending on August 31, 2002 ("Expiration Date"), unless this Sublease is sooner terminated pursuant to its terms or the Master Lease is sooner terminated pursuant to its terms.

        B. No Option to Extend. The parties acknowledge that Sublessee has no
           -------------------
option to extend the Term of this Sublease.

        C. Early Possession. If Sublessor permits Sublessee to occupy the
           ----------------
Subleased Premises prior to the Commencement Date, such occupancy (i) shall be subject to all of the provisions of this Sublease and (ii) shall not advance the termination date of this Sublease.

     4. Rent:
        ----

        A. Monthly Base Rent. Sublessee shall pay to Sublessor as Bent Rent for
           -----------------
the Subleased Premises equal monthly installments as follows:


        Months                                  Base Rent
        ------                                  ---------

        Month 1 (September 1, 1999 -            $2.90 per rentable square foot,
        September 30, 1999)                     or Thirty-Four Thousand Eight
                                                Hundred and No/100 Dollars
                                                ($34,800.00) per month

     During the remainder of the Term, the Monthly Base Rent payable hereunder shall be increased annually on October 1st of each calendar year during the Term by an amount equal to the increase in the Consumer Price Index published immediately before the adjustment date in question over the Consumer Price Index published immediately before the prior adjustment date (or, immediately before the Commencement Date, as appropriate). In no event will the increase in Monthly Base Rent as a result of the adjustment set forth herein be more than six percent (6%) per year. The term "Consumer Price Index" shall refer to the Consumer Price Index, All Urban Consumers, subgroup "All Items", for the San Francisco-Oakland-San Jose metropolitan area (Base Year, 1982-84 = 100), which is presently being published monthly by the United States Department of Labor, Bureau of Labor Statistics. However, if the Consumer Price Index is changed so that the Base Year is altered from that used as of the Commencement Date, or if the methodology currently used to determine the Consumer Price Index is materially changed, in Sublessor's reasonable determination, then the Consumer Price Index shall be converted in accordance with the conversion factor published by the United States Department of Labor, Bureau of Labor Statistics, to obtain the same results that would have been obtained had such change not occurred. If no conversion factor is available, or if the Consumer Price Index is otherwise changed, revised or discontinued for any reason, there shall be substituted in lieu thereof, and the term "Consumer Price Index" shall thereafter refer to, the most nearly comparable official price index of the United States government in order to obtain substantially the same result as would have been obtained had the original Consumer Price

Index not been discontinued, revised or changed, which alternative index shall be selected by Sublessor in its reasonable discretion. In no event shall Monthly Base Rent decrease on any adjustment date or be less than Monthly Base Rent for the calendar month immediately preceding the month in which Monthly Base Rent is adjusted in accordance with the foregoing provisions.

     As used herein, "month" shall mean a period beginning on the first (1st) day of a calendar month and ending on the last day of that month. Monthly Base Rent shall be paid on or before the first (1st) day of each month. Rent (as defined in Paragraph 4.B. below) for any period during the Sublease Term hereof which is for less than one month of the Sublease Term shall be a prorata portion of the monthly installment based on a 30-day month. Rent shall be payable without notice or demand and without any deduction, offset, or abatement, in lawful money of the United States of America. The Rent shall be paid directly to Sublessor at 975 Island Drive, Redwood Shores, California 94065, Attn: Chief Financial Officer, or such address as may be designated in writing by Sublessor.

        B. Additional Rent. In addition to Monthly Base Rent, Sublessee shall
           ---------------
pay to Sublessor Sublessee's percentage share ("Percentage Share", as defined below) of any amounts payable by Sublessor to Master Lessor pursuant to the Master Lease, including, without limitation, Additional Rent (consisting of Taxes, insurance premiums, expenses and charges) as defined in Section 4.D. of the Master Lease. Sublessee's "Percentage Share" shall be twenty-four and eight tenths - percent (24.8%), which Percentage Shares was determined by dividing the total rentable area of the Subleased Premises by the total rentable area of the Premises. Sublessee also shall pay to Sublessor as additional rent, within five
(5) days after receipt of Sublessor's invoices therefor, Sublessee's Percentage Share of Sublessor's costs for water, gas, electricity, sewer, waste pick-up and any other utilities serving the Subleased Premises. Sublessee shall be responsible for payment of its own janitorial service and telephone, telecommunications and data communications charges. All monies required to be paid by Sublessee under this Sublease (except for Monthly Base Rent, as defined in Paragraph 4.A. above) shall be deemed additional rent ("Additional Rent"). Monthly Base Rent and Additional Rent hereinafter collectively shall be referred to as "Rent." Sublessee and Sublessor agree, as a material part of the consideration given by Sublessee to Sublessor for this Sublease, that Sublessee shall pay Sublessee's Percentage Share of all costs, expenses, taxes, insurance, maintenance and other charges of every kind and nature arising out of this Sublease or the Master Lease in connection with the Subleased Premises, such that Sublessor shall receive, as a net consideration for this Sublease, the Monthly Base Rent payable under Paragraph 4.A. hereof.

        C. Payment of First Month's Rent. Upon the execution of this Sublease by
           -----------------------------
Sublessee and Sublessor and the execution of Master Lessor's consent to this Sublease, Sublessee shall pay to Sublessor the sum of Thirty-Four Thousand Eight Hundred and No/100 Dollars ($34,800.00), which shall constitute Monthly Base Rent for the first month of the Term. In the event the Commencement Date is other than the first day of the month, Sublessor shall credit any excess rent paid for the first month of the Term, if any, toward the Base Rent owing for the second month of the Term in accordance with the proration formula set forth in paragraph 4.A. above.

        D. Acknowledgment. As between Sublessor and Sublessee, and
           --------------
notwithstanding anything to the contrary contained in Article 4 of the Master Lease, Sublessee's obligations with respect to the payment of Rent under this Sublease shall be limited to the obligations set forth in this Paragraph 4.

     5. Security Deposit: Upon execution of this Sublease by Sublessee,
        ----------------
Sublessee shall deposit with Sublessor the sum of Sixty-Nine Thousand Six Hundred and No/100 Dollars ($69,600.00), referred to herein as the "Security Deposit." The Security Deposit shall be held by Sublessor as security for the performance of Sublessee's obligations under this Sublease. Sublessor may (but shall have no obligation to) use the Security Deposit or any portion thereof to cure any breach or default by Sublessee under this Sublease, to fulfill any of Sublessee's obligations under the Sublease, or to compensate Sublessor for any damage it incurs as a result of Sublessee's failure to perform any of Sublessee's obligations hereunder. In such event, Sublessee shall pay to Sublessor on demand an amount sufficient to replenish the Security Deposit to the full amount required under this Sublease. If at the expiration or termination of this Sublease, Sublessee is not in default, has otherwise fully performed all of Sublessee's obligations under this Sublease, and after Sublessee has vacated the Subleased Premises, then within thirty (30) days following the expiration or termination of this Sublease Sublessor shall return to Sublessee the Security Deposit or the balance thereof then held by Sublessor and not applied as provided above. Sublessor may commingle the Security Deposit with Sublessor's general and other funds. Sublessor shall not be required to pay interest on the Security Deposit to Sublessee. Provided that Sublessee has not been in default hereunder at any time prior to the first day of the thirteenth
(13th) calendar month of the Sublease Term, Sublessor shall credit the sum of Thirty-Four Thousand Eight Hundred and No/100 Dollars ($34,800.00) from the Security Deposit to Monthly Base Rent owing for said thirteenth (13th) calendar month of the Sublease Term.

     6. Late Charge: If Sublessee fails to pay Sublessor any amount due
        -----------
hereunder within five (5) days after the due date, Sublessee shall pay to Sublessor upon written demand a late charge equal to ten percent (10%) of the delinquent amount. In addition, Sublessee shall pay to Sublessor interest on all amounts due, at the rate of ten percent (10%) per annum or the maximum rate allowed by law, whichever is less (the "Interest Rate"), from the due date to and including the date of the payment. The parties agree that the foregoing late charge represents a reasonable estimate of the cost and expense which Sublessor will incur in processing each delinquent payment. Sublessor's acceptance of any interest or late charge shall not waive Sublessee's default in failing to pay the delinquent amount.

     7. Repairs: Sublessor shall deliver the Subleased Premises to Sublessee in
        -------
its "as-is," broom clean condition, except that (i) the building systems and sub-systems serving the Subleased Premises shall be in good working condition on the Commencement Date; and (ii) the restrooms serving the Premises and the Subleased Premises were in compliance with all applicable building codes, including the Americans with Disabilities Act of 1990 ("ADA") in effect on September 22, 1998. Except as set forth in this Paragraph, Sublessee shall accept the Subleased Premises in its then-existing, "as is" condition, and, so long as the building systems and sub-systems serving the Subleased Premises are in the condition required by the preceding sentence on the Commencement Date and the restrooms were in the condition required by the preceding sentence on September 22, 1998, after the Commencement Date Sublessor shall have no obligation whatsoever to make or pay the cost of any alterations, improvements or repairs to the Subleased Premises, including, without limitation, any improvement or repair required to comply with any law, regulation, building code or ordinance

(including, without limitation, the ADA). Sublessee shall look solely to the Master Lessor for performance of any repairs required to be performed by Master Lessor under the terms of the Master Lease.

     8. Indemnity:
        ---------

        A.  Sublessee's Indemnification. Except to the extent caused by
            ---------------------------
Sublessor's negligence or willful misconduct, Sublessee shall indemnify, protect, defend with counsel reasonably acceptable to Sublessor and hold harmless Sublessor from and against any and all claims, liabilities, judgment, causes of action, damages, costs and expenses (including reasonable attorneys' and experts' fees), caused by or arising in connection with: (i) the use, occupancy or condition of the Subleased Premises, or (ii) the negligence or willful misconduct of Sublessee or its employees, contractors, agents, or invitees, or (iii) a breach of Sublessee's obligations under this Sublease; or
(iv) a breach of Sublessee's obligations under the Master Lease; or (iv) any Hazardous Material (as defined in Section 50 of the Master Lease) used, stored, released, disposed, generated or transported by Sublessee, its agents, employees, contractors or invitees in, on or about the Premises and the Subleased Premises.

        B.  Sublessor's Indemnification. Except to the extent caused by
            ---------------------------
Sublessee's negligence or willful misconduct, Sublessor shall indemnify, protect, defend with counsel reasonably acceptable to Sublessee and hold Sublessee harmless from and against any and all claims, liabilities, judgments, causes of action, damages, costs, and expenses (including reasonable attorneys' and experts' fees), caused by or arising in connection with: (i) a breach of Sublessor's obligations under this Sublease; or (ii) a breach of Sublessor's obligations as Tenant under the Master Lease to the extent those obligations are not assumed by Sublessee under this Sublease; or (iii) the negligence or willful misconduct of Sublessor, its employees, contractors, agents or invites occurring on or about the Subleased Premises; or (iv) Hazardous Materials used, stored or disposed of by Sublessor in, on or about the Premises and the Subleased Premises.

     The foregoing indemnifications shall survive the expiration or earlier termination of this Sublease.

     9.  Right to Cure Defaults. If Sublessee fails to pay any sum of money to
         ----------------------
Sublessor, or fails to perform any other act on its part to be performed hereunder, then Sublessor may, but shall not be obligated to, upon two (2) days' prior notice to Sublessee, make such payment or perform such act. All such sums paid, and all costs and expenses of performing any such act, shall be deemed Additional Rent payable by Sublessee to Sublessor upon demand, together with interest thereon at the Interest Rate from the date of the expenditure until repaid.

     10. Assignment and Subletting:
         -------------------------

         A. Conditions to Assignment and Subletting. Except in accordance with
            ---------------------------------------
the terms of Sections 19 and 49 of the Master Lease, Sublessee may not assign this Sublease, sublet the Subleased Premises, transfer any interest of Sublessee therein, or permit any use of the Subleased Premises by another party ("Transfer"), and Sublessee shall obtain the prior written consent of Sublessor, which shall not be unreasonably withheld, and Master Lessor to any proposed Transfer. Sublessee acknowledges that Sublessor shall have the right, as set forth in Section 19 of the Master

Lease, to terminate this Sublease as to all or any portion of the Subleased Premises described in any request by Sublessee for a consent to Transfer. A consent to one Transfer shall not be deemed to be a consent to any subsequent Transfer. Any Transfer without such consent shall be void and shall, at the option of Sublessor, terminate this Sublease. As a condition of granting its consent to any assignment or subletting, Sublessor may require that Sublessee pay to Sublessor, as Additional Rent, fifty percent (50%) of all Excess Rents received by Sublessee. As used herein, the term "Excess Rents" shall mean all Rents and other consideration payable by a subtenant or assignee to Sublessee in connection with the Transfer, less the cost incurred by Sublessee as set forth in Section 49.A. of the Master Lease. Sublessor's waiver or consent to any assignment or subletting shall be ineffective unless set forth in writing, and Sublessee shall not be relieved from any of its obligations under this Sublease, unless the consent expressly so provides. Notwithstanding anything to the contrary contained in this Sublease or in the Master Lease, Sublessee, without obtaining Sublessor's prior written consent, shall have the right to Transfer this Sublease to a parent, subsidiary or affiliate of Sublessee (collectively, "Affiliate"), whether by merger, succession or consolidation, or a joint venture or partnership in which Sublessee, or its Affiliate, is a general partner; provided, however, that nothing in this sentence shall be deemed to relieve Sublessee of the obligation to obtain Master Lessor's consent pursuant to the provisions of Sections 19 and 49 of the Master Lease.

               B. Disclosure Required by Master Lease. Sublessee acknowledges
                  -----------------------------------
and shall be bound by the following, which is included in this Sublease pursuant to the provisions of Section 49.C. of the Master Lease:

        "If Landlord and Tenant jointly and voluntarily elect, for any reason whatsoever, to terminate the Master Lease prior to the scheduled Master Lease termination date, then this Sublease (if then still in effect) shall terminate concurrently with the termination of the Master Lease. Subtenant expressly acknowledges and agrees that (1) the voluntary termination of the Master Lease by Landlord and Tenant and the resulting termination of this Sublease shall not give Subtenant any right or power to make any legal or equitable claim against Landlord, including, without limitation, any claim for interference with contract or interference with prospective economic advantage, and (2) Subtenant hereby waives any and all rights it may have under law or at equity against Landlord to challenge such an early termination of the Sublease, and unconditionally releases and relieves Landlord, and its officers, directors, employees and agents from any and all claims, demands and/or causes of action whatsoever (collectively, "Claims"), whether such matters are known or unknown, latent or apparent, suspected or unsuspected, foreseeable or unforeseeable, which Subtenant may have arising out of or in connection with any such early termination of this Sublease. Subtenant knowingly and intentionally waives any and all protection which is or may be given by Section 1542 of the California Civil Code which provides as follows: 'A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which is known by him must have materially affected his settlement with debtor.'

        The terms of this Sublease are therefore subject to early termination. Subtenant's initials here below evidence (a) Subtenant's consideration of and agreement to this early termination provisions, (b) Subtenant's acknowledgment that, in determining the net benefits to be derived by Subtenant under the terms of this Sublease, Subtenant has anticipated the potential for early termination, and (c) Subtenant's agreement to the general waiver and release of Claims above."

        Initials:  ____________________         ____________________
                   Sublessee                    Sublessor


Notwithstanding anything to the contrary contained in this Sublease or the Master Lease, Sublessor shall not jointly and voluntarily elect to terminate the Master Lease prior to the scheduled Master Lease termination date, and Sublessor shall indemnify, protect, defend and hold Sublessee harmless from and against any and all actual, direct and foreseeable (but not punitive) claims, liabilities, judgments, causes of action, damages, costs, and expenses (including actual but reasonable moving costs and any reasonable increase in rent per square foot required to be paid by Sublessee for substantially similar replacement premises [limited in size to the square footage of the Subleased Premises, and located in the geographical vicinity of the Subleased Premises], and reasonable attorneys' and experts' fees), caused by or arising in connection with such voluntary termination. The foregoing shall not apply to the "Tenant's" right to terminate in the event of destruction, pursuant to Section 24 of the Master Lease, or the "Tenant's" right to terminate in the event of eminent domain, pursuant to Section 25 of the Master Lease, but Sublessor shall not exercise its rights to terminate the Master Lease in such events without the prior written consent of Sublessee, which shall not be unreasonably withheld or delayed.

        11. Use: Sublessee may use the Subleased Premises only for the uses
            ---
permitted in Section 1 of the Master Lease and for no other purpose without the prior written consent of Master Lessor. Notwithstanding the foregoing, Sublessee also may use the Subleased Premises for business purposes related to the operation of an internet company and for no other purposes. With respect to Hazardous Materials as defined in Section 50.A. of the Master Lease, Sublessor shall comply with the provisions of Section 50 of the Master Lease. Upon demand, Sublessee shall pay to Sublessor all taxes or charges imposed by applicable governmental authorities against the Subleased Premises or Sublessor (including, without limitation, assessments imposed as a consequence of the occurrence, storage, use or disposal of Hazardous Materials by Sublessee, its agents, employees, contractors or invitees in or about the Subleased Premises). Sublessee shall not do or permit anything to be done in or about the Subleased Premises which would (i) injure the Subleased Premises, or (ii) vibrate, shake, overload, or impair the efficient operation of the Subleased Premises or the sprinkler systems, heating ventilating or air conditioning equipment, or utilities systems located therein. Subject to Paragraph 29 of this Sublease, Sublessee shall not store any materials, supplies, finished or unfinished products, or articles of any nature outside of the Subleased Premises. Sublessee shall comply with all reasonable rules and regulations promulgated from time to time by Master Lessor.

        12. Effect of Conveyance: As used in this Sublease, the term
            --------------------
"Sublessor" means the holder of the lessee's interest under the Master Lease. In the event of any transfer of said Lessee's interest, the Sublessor shall be and hereby is entirely relieved of all covenants and obligations of the Sublessor hereunder, and it shall be deemed and construed, without further agreement between the parties, that the transferee has assumed and shall carry out all covenants and obligations thereafter to be performed by Sublessor hereunder. Sublessor shall transfer and deliver any security of

Sublessee to the transferee of said lessee's interest in the Master Lease, and thereupon the Sublessor shall be discharged from any further liability with respect thereto.

     13. Delivery and Acceptance: If Sublessor is unable to deliver possession
         -----------------------
of the Subleased Premises to Sublessee on or before the Commencement Date for any reason whatsoever, then this Sublease shall not be void or voidable, nor shall Sublessor be liable to Sublessee for any loss or damage; provided, however, in such event, Rent shall abate until Sublessor delivers possession of the Subleased Premises to Sublessee. The foregoing notwithstanding, if for any reason Sublessor cannot deliver possession of the Subleased Premises by October 15, 1999, or if the Master Lessor fails to consent to this Sublease by such date, then Sublessee shall have the right to terminate this Sublease. By taking possession of the Subleased Premises, Sublessee shall conclusively be deemed to have accepted the Subleased Premises in their as-is, then-existing condition, subject to the provisions of Paragraph 7 hereof.

     14. Improvements. No alteration of improvements shall be made to the
         ------------
Subleased Premises except in accordance with this Sublease and the Master Lease, and with the prior written consent of both Master Lessor and Sublessor, with Sublessor's consent not to be unreasonably withheld. Notwithstanding the foregoing, Sublessee shall have the right to make alterations costing less than Fifty Thousand and No/100 Dollars ($50,000.00), cumulatively, in any year of the Term which do not affect the structure, roof, building systems or sub-systems or exterior of the Building without obtaining Sublessor's prior consent; provided, however, that nothing in this sentence shall be deemed to relieve Sublessee of the obligation to obtain Master Lessor's consent pursuant to the provisions of
Section 9 the Master Lease. Upon the expiration or earlier termination of this Sublease, Sublessee shall be responsible for removing any alterations or improvements installed in the Subleased Premises by Sublessee unless Master Lessor notifies Sublessee in writing that such alterations or improvements may remain.

     15. Waiver of Subrogation and Release: Sublessor and Sublessee hereby
         ---------------------------------
release each other from any injury to persons, damage to property, or loss of any kind which is caused by or results from any risk insured against under any valid and collectable insurance policy carried by either party, which contains a waiver of subrogation by the insurer; provided, however, that such liability shall be released only to the extent that the damages are covered by such insurance, and only if the insurance permits such partial release. This release shall be in effect only so long as the applicable insurance policy contains a clause to the effect that this release shall not affect the right of the insured to recover under such policy. Each party shall use its best efforts to cause each insurance policy obtained by it to provide that the insurer waives all right of recovery against the other party and its agents and employees in connection with any damage or injury covered by such policy, and each party shall notify the other party if it is unable to obtain such a waiver of subrogation Sublessor shall not be liable to Sublessee, nor shall Sublessee be entitled to terminate this Sublease or to abate Rent, for any reason, including, without limitation: (i) failure or interruption of any utility system or service; or (ii) failure of Master Lessor to maintain the Subleased Premises as may be required under the Master Lease. Notwithstanding the foregoing to the contrary, to the extent that basic rent or additional rent is abated for Sublessor with respect to the Subleased Premises pursuant to the terms of the Master Lease, Sublessee's Rent obligations with respect t the Subleased Premises also shall be abated. Sublessor and Sublessee are corporations, and the obligations of Sublessor and Sublessee shall not constitute the personal obligations of the officers, directors, trustees, partners, joint venturers, members, owners, stockholders or other principals or representatives of such corporations.

         16. Default: Sublessee's performance of each of its obligations under
             -------
this Sublease constitutes a condition as well as a covenant, and Sublessee's right to continue in possession of the Subleased Premises is conditioned upon such performance. In addition, Sublessee shall be in material default of its obligations under this Sublease if Sublessee is responsible for the occurrence of any of the events of default set forth in Section 22 of the Master Lease.

         17. Remedies: In the event of any default by Sublessee under this
             --------
Sublease including, without limitation, a default pursuant to Section 22 of the Master Lease), Sublessor shall have all remedies provided by applicable law, including, without limitation, all rights pursuant to Section 22 of the Master Lease and under California Civil Code Sections 1951.2 and 1951.4. Sublessor may resort to its remedies cumulatively or in the alternative.

         18. Surrender: On or before the Expiration Date, Sublessee shall remove
             ---------
all of its trade fixtures and all alterations and improvements made by Sublessee to the Subleased Premises which the Master Lessor requires to be removed, subject to the provisions of Paragraph 14, and shall surrender the Subleased Premises to Sublessor in the condition required by Section 8 of the Master Lease, free of Hazardous Materials stored, used or disposed of by Sublessee. If the Subleased Premises are not so surrendered, then Sublessee shall be liable to Sublessor for all costs incurred by Sublessor in returning the Subleased Premises to the required condition, plus interest thereon at the Interest Rate. Sublessee shall indemnify, defend, protect and hold harmless Sublessor against any and all direct, actual and foreseeable (but not punitive) claims, liabilities, judgments, causes of action, damages, costs and expenses (including attorneys' and experts' fees) resulting from Sublessee's delay in surrendering the Subleased Premises, including, without limitation, any claim made by any succeeding tenant founded on or resulting from such failure to surrender, limited, however, to the actual damages incurred by Sublessor pursuant to
Article 8 of the Master Lease as a result of Sublessee's delay in surrender.

         19. Brokers: Sublessee represents to Sublessor that it has dealt with
             -------
no real estate brokers, finders, agents or salesmen in connection with this transaction, except BT Commercial Real Estate and Sublessee agrees to pay any commission owing to BT Commercial. Because the Master Lessor does not permit sub-subleases, Sublessor and Sublessee acknowledge that Nextel Communications, Inc. which occupied the Subleased Premises prior to the hereof under a sublease, engaged The Staubach Company to find a subtenant for the Subleased Premises. Neither Sublessor nor Sublessee are responsible for any commission or fee owing to The Staubach Company or BT Commercial Real Estate, which commission is to be paid by Nextel. Sublessee agrees to hold Sublessor harmless from and against all claims for brokerage commissions, finder's fees, or other compensation made by any agent, broker, salesman or finder other than The Staubach Company and BT Commercial as a consequence of its actions or dealings with such agent, broker, salesman, or finder.

         20. Notices: Unless five (5) days' prior written notice is given in the
             -------
manner set forth in this Paragraph, the address of the Sublessor for all purposes connected with this Sublease shall be at

975 Island Drive, Redwood City, CA 94065, Attention: CFO, and the address of the Sublessee shall be as follows:

                  (i)      at the Subleased Premises c/o Gary R. Martino
                           (ii)
                           buyingedge.com Inc.
                           One Corporate Drive, Suite 400
                           Shelton, Connecticut 06484
                           Attention: Michael McGroarty, General Counsel Facsimile No.: (203) 929-6770

                  (iii)    With a copy to:  Backus, Bland & Weber LLP
                                            1055 West 7th Street, 20th Floor
                                            Los Angeles, CA 90017
                                            Robert Weber, Jr., Esq.
                                            Facsimile No.:  (203) 833-7997

All notices, demands, or communications in connection with this Sublease shall be considered received when (i) personally delivered, or (ii) if properly addressed and either sent by nationally recognized overnight courier or deposited in the mail (registered or certified, return receipt for acceptance or rejection. All notices given to the Master Lessor under the Master Lease shall be considered received only when delivered in accordance with the Master Lease to all parties hereto at the addresses set forth below their signatures at the end of this Sublease and to Master Lessor at the address set forth in the Master Lease.

         21. Severability: If any term of this Sublease is held to be invalid or
             ------------
unenforceable by any court of competent jurisdiction, then the remainder of this Sublease shall remain in full force and effect to the fullest extent possible under the law, and shall not be affected or impaired.

         22. Amendment: This Sublease may not be amended except by the written
             ---------
agreement of all parties hereto.

         23. Attorney's Fees: If either party brings any action or legal
             ---------------
proceeding with respect to this Sublease, the prevailing party shall be entitled to recover reasonable attorneys' fees, experts' fees, and court costs. Notwithstanding the foregoing and in addition thereto, Sublessor shall be entitled to immediate receipt from Sublessee, for each breach hereof, of such reasonable attorneys' fees as may be incurred in connection with each notice or demand delivered to Sublessee. Sublessee agrees that such sum constitutes reimbursement to Sublessor of the reasonable cost of the preparation and delivery of each notice caused by Sublessee's breach.

         24. Other Sublease Terms:
             --------------------

             A. Incorporation By Reference. The terms and conditions of this
                --------------------------
Sublease shall include various Sections of the Master Lease, which are incorporated into this Sublease as if fully set forth, except that: (i) each reference in such incorporated Sections to "Lease" shall be deemed a reference to "Sublease"; (ii) each reference to the "Premises" shall be deemed a reference to the

"Subleased Premises"; (iii) each reference to "Landlord" and "Tenant" shall be deemed a reference to "Sublessor" and "Sublessee", respectively; (iv) with respect to work, services, repairs, restoration, provision of insurance or the performance of any other obligation of Master Lessor under the Master Lease, the sole obligation of Sublessor shall be to request the same in writing from Master Lessor as and when requested to do so by Sublessee, and to use Sublessor's diligent good faith efforts (without requiring Sublessor to spend more than a nominal sum) to obtain the Master Lessor's performance; (v) with respect to any obligation of Sublessee to be performed under this Sublease, whenever the Master Lease grants to Sublessor a specified number of days to perform its obligations under the Lease, Sublessee shall have (3) fewer days to perform the obligation, including, without limitation, curing any defaults (provided, however, that the foregoing reduction of time to cure shall not apply to cure periods for the payment of Base Rent or Additional Rent); and (vi) with respect to any approval required to be obtained from the "Landlord" under the Master Lease, such consent must be obtained from both the Master Lessor and the Sublessor and the approval of Sublessor may be withheld, if the Master Lessor's consent is not obtained.

     The following paragraphs of the Master Lease are hereby incorporated into this Sublease:

     The last two sentences of the "Witnesseth" recital;
     ---------------------------------------------------

     Section 1;
     ----------

     Section 4.D. and 4.E, except that the reference to "Landlord" in
     --------------------
parenthetical (ii) in the second sentence of Section 4.D. shall mean only Master Lessor;

     Section 5, except that references to "Landlord" in this Section shall mean
     ---------
only Master Lessor;

     Section 6, except that (i) the references to "218" parking spaces shall
     ---------
mean only Master Lessor;

     Section 7, except that the words "calculated on a square footage or other
     ---------
equitable basis as calculated by Landlord" in the second and third lines of this Section hereby are deleted;

     Section 8, except that the first and second sentences of this Section
     ---------
hereby are deleted;

     Sections 9 through 14;
     ---------------------

     Section 15, except that references to "Landlord" in the first paragraph of
     ----------
this Section shall mean only Master Lessor;

     Section 16 through 19;
     ---------------------

     Section 20, except that references to "Landlord" in this Section shall mean
     ----------
only Master Lessor;

     Sections 21 through 23, except that the reference to "Landlord" in the last
     ----------------------
sentence of Section 21 shall mean only Master Lessor;

     Sections 24 and 25, except that (i) references to "Landlord" in these
     ------------------
Sections shall mean only Master Lessor, and (ii) Sublessee may exercise the termination rights set forth in these Sections only with the prior written consent of Sublessor, which shall not be unreasonably withheld or delayed;

     Sections 26 through 31, except that references to "Landlord" in Section 27
     ----------------------
shall mean only Master Lessor;

     Sections 33 through 37, except that although the Landlord's address shall
     ----------------------
be as set forth in this Section, the addresses for Sublessor and Sublessee shall be as set forth in Paragraph 20 of this Sublease;

     Section 39 and 40, except that (i) the references to "Landlord" in Section
     -----------------
39 shall mean only Master Lessor;

     Section 45 through 49;
     ---------------------

     Section 50, except that references to "Landlord" in Section 50.F and 50.G.
     ----------
shall mean only Master Lessor;

     Section 52, except that the reference to "100%" in the last sentence of
     ----------
this Section shall be replaced with "24.8%";

     Section 53-55, except that (i) references to "Landlord" in the first
     -------------
sentence of Section 55 shall mean only master Lessor; and (ii) the reference to "$48,384" shall be replaced with "$12,000.00";

     Sections 57 through 59, except that references to "Landlord" in Section 58
     ----------------------
shall mean only Master Lessor;

     Section 61; and
     ----------

     Recitals and Section 2 of Amendment No. 1 to Lease.
     ---------------------------------------------------

         B. Assumption of Obligations: This Sublease is and all times shall be
            -------------------------
subject and subordinate to the Master Lease and the rights of Master Lessor thereunder. Sublessee hereby expressly assumes and agrees: (i) to comply with all provisions of the Master Lease with respect to the Subleased Premises; (ii) to perform all the obligations on the part of the "Tenant" to be performed under the terms of the Master Lease with respect to the Subleased Premises during the term of this Sublease; and (iii) to hold Sublessor free and harmless of and from all liability, judgments, costs, damages, claims, demands, and expenses (including reasonable attorneys' and experts' fees) arising out of Sublessee's failure to comply with or to perform Sublessee's obligations hereunder or the obligations of the "Tenant" under the Master Lease as herein provided or to act or omit to act in any manner which will constitute a breach of the Master Lease.

     25. Condition Precedent: This Sublease and Sublessor's and Sublessee's
         -------------------
obligations hereunder are conditioned upon obtaining the written consent of the Master Lessor and the execution of the First Amendment by Nextel. If the foregoing conditions precedent have not been satisfied within sixty (60) days after the latest of the dates of execution of this Sublease by Sublessor and Sublessee, then either Sublessor or Sublessee may terminate this Sublease by giving the other written notice, and Sublessor shall return to Sublessee all sums paid to Sublessor in connection with Sublessee's execution hereof.

         26. Signage: Subject to the provisions of the Master Lease, Sublessee,
             -------
at its sole cost, shall be entitled to (a) use the bottom one-third (1/3) of the signage for the Premises, which consists of a small monument sign in front of the Building, and (b) to place its company logo and name on the second floor wall facing the Building lobby in a size no larger than Sublessor's sign which is located behind the receptionist desk on the first floor of the Building.

         27. Furniture: During the Term Sublessee shall have the right to lease
             ---------
Sublessor's cubicles and conference room furniture located in the Premises (collectively, "Furniture"). Sublessee shall pay to Sublessor as Additional Rent the sum of One Thousand and No/100 Dollars ($1,000.00) per month for the use of the Furniture. Sublessee shall use the Furniture in its as-is condition, without warranty from Sublessor of any kind, and shall return the Furniture to Sublessor upon the expiration or earlier termination of this Sublease in the condition received, ordinary wear and tear excepted. Sublessor shall have no obligation to repair or replace the Furniture.

         28. Hazardous Materials: Sublessee acknowledges and agrees to be bound
             -------------------
by the provisions of Section 50 of the Master Lease regarding Hazardous Materials. Sublessee further acknowledges receipt from Sublessor of the documentation referenced in Section 50.F. of the Master Lease, and that it has read and understood the contents thereof. To the extent that Sublessor is indemnified by the Master Lessor in accordance with the provisions of Section 50.G. of the Master Lease, Sublessee shall be the beneficiary of such indemnification.

         29. Waiver of Lien Rights: Sublessor hereby waives any lien rights
             ---------------------
which it may have against Sublessee's furniture, fixtures and equipment which may be located at the Subleased Premises (collectively, "Sublessee's Property") and disclaims any interest therein. Sublessor further agrees that Sublessee's Property shall be exempt from execution, foreclosure, sale, levy, attachment or distress for any rent due or to become due hereunder. Subject to the provisions of Section 22 of the Master Lease, Sublessor agrees that Sublessor shall have no interest in Sublessee's Property and that Sublessee may remove Sublessee's Property from the Subleased Premises at any time.

         30. Guaranty: Upon its execution of this Sublease, Sublease shall
             --------
deliver to Sublessor the Guaranty, attached hereto as Exhibit "B" and
                                                      -----------
incorporated by reference herein, executed by its parent corporation, Information Management Associates, Inc., a Connecticut corporation.

     IN WITNESS WHEREOF, the parties have executed this Sublease on the day and year first above written.

SUBLESSEE:                                         SUBLESSOR:

BUYINGEDGE.COM INC.,                      CENTURA SOFTWARE CORPORATION,
a Connecticut corporation                 a California corporation



By:   _____________________________       By:   ____________________________

Its:  _____________________________       Its:  ____________________________

                                   EXHIBIT "A"
                                   -----------

                                  MASTER LEASE


                                [to be attached]